*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                                    EXHIBIT 10.3

          AMENDMENT NO. 1 TO MAXTOR STANDARD VOLUME PURCHASE AGREEMENT

This Amendment ("Amendment") amends the Maxtor Standard Volume Purchase Agreement, dated January 1, 2002 ("Agreement"), is effective July 1, 2004 ("Effective Date"), and is made by and between Maxtor Corporation, a Delaware corporation, having a principal place of business at 500 McCarthy Blvd, Milpitas, California 95035 U.S.A. ("Maxtor"), on behalf of itself and its subsidiaries, and Agere Systems Inc., a Delaware corporation, having its principal place of business at 1110 American Parkway NE Allentown, Pennsylvania 18109 ("Agere USA"), Agere Systems Singapore Pte. Ltd. d/b/a Agere Systems Asia Pacific, a Singapore corporation, having a place of business at 77 Science Park Drive, #03-18 Cintech III, Singapore 118256 ("Agere Singapore") and Agere Systems Limited, having a place of business at Kingswood, Kings Ride, Ascot, SL5 8AD,UK ("Agere UK"). Each Agere entity is referred to herein as ("Seller").

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND IN CONSIDERATION OF THE ABOVE PREMISES AND THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1. The second (2nd) Recital on page 1 of the Agreement shall be deleted in its entirety and replaced with the following:

            "Whereas, "Maxtor" shall include Maxtor Peripherals (S) Pte Ltd, having a place of business at 190 Yishun, Avenue 7, Singapore 768925;

2. The fourth (4th) Recital on page 1 of the Agreement shall be deleted in its entirety and replaced with the following:

            "Whereas, Maxtor may place orders for Product either on Agere USA, Agere Singapore or Agere UK;"

3. The eighth (8th) Recital on page 1 of the Agreement shall be deleted in its entirety and replaced with the following:

            "Whereas, this Agreement commences on the Effective Date and terminates on December 31,2006 ("Termination Date") unless terminated earlier;"

4. The seventh (7th) sentence (which begins with "Nothing in this Agreement...") of Section 1.1.1 (Purchase and Supply) shall be deleted in its entirety and replaced with the following:

            "Nothing in this Agreement shall be construed as an obligation for Maxtor to purchase any Products, except as expressly provided in any Order (as defined below) issued by Maxtor or as expressly set forth in a mutually agreed Statement of Work ("SOW'') under the Development Agreement entered into by Maxtor and Agere and bearing an effective date of March 18, 2002 (the "Development Agreement")."


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
5. The second (2nd) sentence of Section 1.1.2 (Specifications) shall be deleted in its entirety and replaced with the following:

            "Specifications for custom integrated circuits or ASIC Products shall be mutually agreed to in mutually agreed SOWS under the Development Agreement."

6. Section 1.1.6 (Design and Development Terms for ASIC Product) shall be deleted in its entirety, and replaced with the following:

            "Design and Development Terms for ASIC Product. This Agreement does not cover the design and development of ASIC Products. From time to time Maxtor and Agere may enter into an SOW under the Development Agreement for the purpose of the design and development of ASIC Products.

7.    Clause (i) (commencing with "Maxtor notifies Seller . . .") of the seventh
      (7th) sentence of Section 1.2.2 (Product Warranty) shall be deleted and replaced with the following:

            "(i) Maxtor notifies Seller in writing of the claimed Defect within ninety (90) days after Maxtor knows or reasonably should know of the claimed Defect;"

8. Section 1.4.1 (Prices) shall be deleted in its entirety and replaced with the following:

            "1.4.1 Prices. The purchase price for Product will be determined in accordance with price quotations which shall be mutually agreed upon by Maxtor and Seller from time to time during the term of this Agreement."

9. The attached document entitled "Pricing 2004" reflects the agreed upon purchase prices for Products effective as of January 1,2004. These prices may be changed at any time upon mutual agreement of Maxtor and Seller.

10. Section 2.2 shall be deleted in its entirety and replaced with the following:

            "2.2 Committed Stock. Agere agrees to maintain SOC finished goods inventory called "Committed Stock" for managing flexibility to Maxtor demand upsides within SOC lead-time and/or other circumstances that would cause supply disruption of JIT deliveries to the Agere hub. During the first fiscal week of the then-current quarter the parties shall agree on the quantity of "Committed Stock" by part to be maintained for the subsequent quarter. The "Committed Stock" will be stored as Agere Consigned Product located at Maxtor Designated Contractors per Exhibit D. At the beginning of each quarter, Maxtor Singapore will place a quarterly Purchase order to include the Committed Stock as agreed by both parties. At the end of each quarter, Committed Stock not used during the current quarter will be purchased by Maxtor or, if mutually agreed, rolled over to the succeeding quarter at the most recent price established for that quarter pursuant to Section 1.4.1 of this Agreement. If at any time during the quarter Maxtor and Agere agree to disposition any or all of the Committed Stock, Agere shall replenish such Committed Stock to the pre-determined level within the then available lead-time, with the goal to achieve the current lead-time as published on the weekly "Maxtor WIP Report".


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                                       2

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



11. The following shall be inserted at the end of section 2.3.2 b. (Flexible Delivery; Upside capability) of the Agreement:

            "Seller shall use its good faith efforts to exceed the Upside Quantity percentages set forth above."

12. The fifth (5th) sentence (commencing with "The preprinted terms and conditions . . .") of Section 2.4.2 of the Agreement shall be deleted in its entirety and replaced with the following:

            "The preprinted terms and conditions of purchase orders, acceptances, confirmations and similar business documents, including without limitation documents exchanged electronically, shall have no effect as amendments of, objections to, or modifications of this Agreement."

13. The following sentence is added at the end of Section 2.13.1 Rescheduling of Orders:

            "Seller shall use its reasonable commercial efforts to accept all requests for reschedules made by Maxtor in accordance with this Section."

14. Section 2.8 (Acceptance) is deleted in its entirety and replaced with the following:

            "2.8 Effect of Inspection and/or Payment. Inspection and acceptance of Product by Maxtor and/or payment therefore shall not affect the Product warranty or any related remedy.

15. The following shall be deleted from Section 6.1.3 (Termination for Convenience):

            "(ii) under the terms of any ASIC Quotation,"

16.   Exhibit A shall be deleted in its entirety.

17. The following shall be added to the "List of Consigned Products" set forth at the end of Exhibit D to the Agreement:

                Device          Maxtor Part Number       Description
                [****]              040112600               [****]
                [****]              040111300               [****]
                [****]              040108000               [****]
                [****]              040119900               [****]
                [****]              040111600               [****]
                [****]              040116500               [****]
                [****]              040116600               [****]
                [****]              040117900               [****]
                [****]              040118900               [****]
                [****]              040117700               [****]
                [****]              040118800               [****]
                [****]              040110300               [****]
                [****]              040113800               [****]
                [****]              040115500               [****]



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
THIS AMENDMENT, INCLUDING THE AGREEMENT OF WHICH IT IS A PART, IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDED ALL PRIOR OR CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO ITS SUBJECT MATTER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT, IN THE EVENT OF A CONFLICT BETWEEN THIS AMENDMENT AND THE AGREEMENT, THIS AMENDMENT SHALL PREVAIL. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND ARE RATIFIED HEREBY.

In witness whereof, the parties have executed this Amendment as of its Effective Date.

MAXTOR CORPORATION                          AGERE SYSTEMS INC.

By: /s/ Curt Kane                           By:  /s/ Joseph O'Hare
   --------------------------------            ---------------------------------
        (signature)                                  (signature)

Curt Kane                                   Joseph O'Hare
-----------------------------------         ------------------------------------
       (print name)                                  (print name)

V.P. WW Commodity Mgmt.                     VP, Storage Division
-----------------------------------         ------------------------------------
          (title)                                      (title)


AGERE SYSTEMS SINGAPORE PTE LTD.            AGERE SYSTEMS LIMITED

By:                                         By:
   --------------------------------            ---------------------------------

/s/ Jeff Mowla                              /s/ N. Stables
-----------------------------------         ------------------------------------
        (signature)                                  (signature)

Jeff Mowla                                  N. Stables
-----------------------------------         ------------------------------------
       (print name)                                  (print name)

VP & Managing Director                      Finance Director
-----------------------------------         ------------------------------------
          (title)                                      (title)


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